SUBSCRIPTION                                        CUSIP NO.
    RIGHT
 CERTIFICATE
  NO.

                        VENTURA COUNTY NATIONAL BANCORP



  THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY'S
PROSPECTUS DATED             , 1995 (THE "PROSPECTUS") AND ARE INCORPORATED
HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM CHEMICAL BANK (THE "INFORMATION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PROSPECTUS.
  RIGHTS TO
  PURCHASE
COMMON STOCK
  OFVENTURA
   COUNTY
  NATIONAL
   BANCORP

  THIS SUBSCRIPTION RIGHT CERTIFICATE (THE "SUBSCRIPTION RIGHT CERTIFICATE") OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY FIRST INTERSTATE BANK OF CALIFORNIA (THE "SUBSCRIPTION AGENT") WITH PAYMENT IN FULL BY 5:00 P.M.,
PACIFIC TIME, ON                 , 1995, UNLESS EXTENDED BY THE COMPANY TO A
TIME NOT LATER THAN 5:00 P.M., PACIFIC TIME, ON             , 1995 (IN EITHER
CASE, THE "EXPIRATION TIME").



   The Rights represented by this Subscription Right Certificate, in whole or in part, may be (A) exercised by duly completing Form 1, (B) transferred, or exercised or sold through a bank or broker, by duly completing Form 2, and (C) sold through the Subscription Agent by duly completing Form
 3. Before exercising or selling Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus and Instructions as to use of Subscription Right Certificates (the "Instructions"), additional copies of which are available from the Information Agent and the Subscription Agent. IMPORTANT: COMPLETE THE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE.


SUBSCRIPTION PRICE: $        PER SHARE

REGISTERED HOLDER

  The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for and purchase from the Company, at the Subscription Price, one share of the Company's Common Stock, no par value (the "Common Stock"), for each Right evidenced hereby (an "Underlying Share") upon the terms and subject to the conditions set forth in the Prospectus and the Instructions. Underlying Shares subscribed for pursuant to the Basic Subscription Privilege shall be delivered as soon as practicable after receipt by the Subscription Agent of this Subscription Right Certificate, duly completed, and of payment of the applicable Subscription Price. Underlying Shares subscribed for pursuant to the Oversubscription Privilege shall be delivered as soon as practicable after the Expiration Time and after all prorations and reductions contemplated by the terms of the Offering have been affected.

By:                                      By:
   Richard S. Cupp                           Nancy Jackson
 President and Chief                           Secretary
  Executive Officer

  THIS SUBSCRIPTION RIGHT CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION RIGHT CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

  RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION RIGHT CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION RIGHT CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION TIME.

          AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

             IMPORTANT: PLEASE READ ALL INSTRUCTIONS CAREFULLY

 FORM 1 - EXERCISE AND
 SUBSCRIPTION: The undersigned hereby
 irrevocably exercises one or more
 Rights to subscribe for shares of
 Common Stock as indicated below, on
 the terms and subject to the
 conditions specified in the
 Prospectus, receipt of which is
 hereby acknowledged.

 (a) Number of shares subscribed for
     pursuant to the
     BasicSubscription Privilege:(a)__

 (b) Number of shares subscribed for
     pursuant to the Oversubscription
     Privilege:(b)_______________

 (c) Total shares (sum of lines (a)
     and (b)):(c)________________

 (d) Total Subscription Price (total
     number of sharessubscribed for
     pursuant to both the Basic
     SubscriptionPrivilege and the
     Oversubscription
     Privilegemultiplied by the
     Subscription Price of
     $       (2)):(d)____________
 ------

 1 To exercise the Oversubscription
   Privilege, the undersigned must
   fully exercise the Basic
   Subscription Privilege. Only
   Record Date Holders may exercise
   the Oversubscription Privilege.

 2 If the aggregate Subscription
   Price paid by an exercising Rights
   Holder is insufficient to purchase
   the number of Underlying Shares
   that such holder indicates are
   being subscribed for, or if an
   exercising Rights Holder does not
   specify the number of Underlying
   Shares to be purchased, then such
   Rights Holder will be deemed to
   have exercised first the Basic
   Subscription Privilege in full and
   second the Oversubscription
   Privilege to purchase Underlying
   Shares to the full extent of the
   payment rendered (subject to
   proration under certain
   circumstances as described in the
   Prospectus). If the aggregate
   Subscription Price paid by an
   exercising Rights Holder exceeds
   the amount necessary to purchase
   the number of Underlying Shares
   for which the Rights Holder has
   indicated an intention to
   subscribe, then the Rights Holder
   will be deemed to have exercised
   first, the Basic Subscription
   Privilege (if not already fully
   exercised) and second, the
   Oversubscription Privilege to the
   full extent of the excess payment
   tendered.

 (e)METHOD OF PAYMENT

  (CHECK AND COMPLETE APPROPRIATE
  BOX(ES))

  [_Certified]check, bank draft or
    money order in the amount of
    $           payable to First
    Interstate Bank of California,
    subscription Agent.

  [_Wire]transfer in the amount of
           directed to First
    Interstate Bank of California,
    Subscription Agent, ABA no.
                , Ventura County
    National Bancorp Rights Offering
    Account no.            .
    Indicate name of institution
    transferring funds and name of
    registered owner:

   ______________________________

 (f) IF LESS THAN ALL RIGHTS ARE
       EXERCISED

  If the number of Rights being
  exercised pursuant to the Basic
  Subscription Privilege is less
  than all of the Rights represented
  by this Subscription Right
  Certificate:

  [_Deliver]to the undersigned a new
    Subscription Right Certificate
    evidencing the remaining Rights
    to which the undersigned is
    entitled.

  [_Deliver]a new Subscription Right
    Certificate evidencing the
    remaining Rights in accordance
    with the undersigned's
    instructions in Form 2 below
    (which include any required
    signature guarantees).

  [_Sell]the remaining unexercised
    Rights in accordance with the
    undersigned's instructions in
    Form 3 below.

  If the instructions of the Rights
  Holder are inconsistent or are
  insufficient to delineate the
  proper action to be taken with
  respect to all of the Rights
  evidenced hereby, such Rights
  Holder will be delivered a new
  Subscription Right Certificate
  evidencing the remaining Rights to
  which such Rights Holder is
  entitled.

 (g)NOTICE OF GUARANTEED DELIVERY

  [_CHECK]HERE IF RIGHTS ARE BEING
    EXERCISED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY DELIVERED
    TO THE SUBSCRIPTION AGENT PRIOR
    TO THE DATE HEREOF AND COMPLETE
    THE FOLLOWING,

   Name(s) of Registered Owner(s) ___

   Window Ticket Number (if any) ____

   Date of Execution of Notice
   ofGuaranteed Delivery _______

   Name of Eligible Institutionwhich
   Guaranteed Delivery _________

   Telephone Number ____________



 FORM 2 - TO TRANSFER YOUR
 SUBSCRIPTION RIGHT CERTIFICATE OR
 SOME OR ALL OF YOUR UNEXERCISED
 RIGHTS OR TO EXERCISE OR SELL RIGHTS
 THROUGH YOUR BANK OR BROKER: For
 value received,           Rights
 represented by this Subscription
 Right Certificate are hereby
 assigned to (please print name and
 address and tax identification or
 social security number of transferee
 in full):
  Name: _____________________________
             (Please Print)
  Address: __________________________
  ___________________________________
           (Include Zip Code)
   Tax Identification or Social
 Security Number: ____________________
 If the number of Rights being
 transferred is less than all of the
 Rights represented by this
 Subscription Right Certificate:
   [_For]Value received,
                  Rights
     represented by this
     Subscription Right Certificate
     are hereby assigned to (please
     print name and address and tax
     identification or social
     security number of transferee
     in full):
  Name: _____________________________
             (Please Print)
  Address: __________________________
  ___________________________________
           (Include Zip Code)
  Tax Identification or Social
  Security Number: __________________
  [_Deliver]to the undersigned a new
    Subscription Right Certificate
    evidencing remaining Rights to
    which the undersigned is
    entitled.
  [_]Sell Rights in accordance with
  the undersigned's instructions in
  Form 3 below.

 FORM 3 - TO SELL SOME OR ALL OF YOUR
 UNEXERCISED RIGHTS THROUGH THE
 SUBSCRIPTION AGENT: The undersigned
 hereby authorizes the Subscription
 Agent to use its best efforts to
 sell           Rights represented by
 the Subscription Right Certificate
 but not exercised hereby and to
 deliver to the undersigned a check
 for the proceeds less any applicable
 brokerage commissions, taxes and
 other direct expenses of sale. The
 Subscription Agent's obligation to
 execute orders is subject to its
 ability to find buyers for the
 Rights. There can be no assurance
 that the Subscription Agent will be
 successful in executing orders to
 sell Rights. Any Rights which the
 Subscription Agent is unable to sell
 before the Expiration Time will
 expire valueless.

 FORM 4 - SPECIAL PAYMENT ISSUANCE OR
 DELIVERY INSTRUCTIONS: Unless
 otherwise indicated below, the
 Subscription Agent is hereby
 authorized to issue and deliver any
 check and certificates for Common
 Stock to the undersigned at the
 address appearing on the face of
 this Subscription Right Certificate.

 SPECIAL PAYMENT INSTRUCTIONS (See
 paragraph 3 of the Instructions) To
 be completed ONLY if the check
 evidencing a cash payment is to be
 made payable, or the name in which
 the certificate represents the
 Common Stock is to be issued, as to
 someone other than the registered
 holder.
 Issue and mail to:
 Name: _______________________________
            (Please Print)
 Address: ____________________________
 _____________________________________
          (Include Zip Code)
 _____________________________________
     (Tax Identification or Social
           Security Number)

 SPECIAL DELIVERY INSTRUCTIONS (See
 paragraph 3 of the Instructions) To
 be completed ONLY if the check
 evidencing a cash payment and/or the
 certificate representing the Common
 Stock, is to be sent to someone
 other than the registered holder or
 to an address other than that
 appearing on the face of this
 Subscription Right Certificate. Mail
 and deliver check and/or certificate
 for Common Stock to:

 Name: __________________________

          (Please Print)

 Address: _______________________
 _____________________________________

        (Include Zip Code)
 _____________________________________

     (Tax Identification or Social
         Security Number)



              IMPORTANT:
    RIGHTS HOLDERS SIGN HEREAND, IF
       RIGHTS ARE BEING SOLD OR
      EXERCISED,COMPLETE ATTACHED
          SUBSTITUTE FORM W-9

 _____________________________________
      (Signature(s) of Registered
              Holder(s))
          Dated: ___________
 Must be signed by the registered
 holder(s) as name(s) appear(s) on
 this Subscription Right Certificate.
 If signature is by trustee(s),
 executor(s), administrator(s),
 guardian(s), attorney(s)-in-fact,
 agent(s), officer(s) of a
 corporation or another acting in a
 fiduciary or representative
 capacity, please provide the
 following information. See the
 Instructions.
 _____________________________________
            (Please Print)
 Capacity (Full Title) _______________
 Address _____________________________
 _____________________________________
          (Include Zip Code)
 Area Codeand Telephone Number _______
                (Home)
 _____________________________________
              (Business)
 Tax Identification or Social
 Security Number _____________________



        GUARANTEE OF SIGNATURE
     NOTE: SEE PARAGRAPH 6 OF THE
             INSTRUCTIONS.
 Authorized Signature ________________
 Name ________________________________
            (Please Print)
 Title _______________________________
 Name of Firm ________________________
 Address _____________________________
          (Include Zip Code)
 Area Codeand Telephone Number _______
 Dated: __________________________ 199

               PAYER'S NAME:  FIRST INTERSTATE BANK OF CALIFORNIA
- --------------------------------------------------------------------------------

                        PART 1:  PLEASE PROVIDE YOUR         Social Security
                        TIN AND                            Number OR Employer
                                                             Identification
                             CERTIFY BY SIGNING AND DATING       Number
                             BELOW.

 SUBSTITUTE
 FORM W-9

                        PART 2: For Payees NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code, see the enclosed Guidelines for Certification of Taxpayer Identification Number
                        on Substitute Form W-9 and complete   as instructed
                        therein.
                                                           -------------------

                       --------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)


                        CERTIFICATION. Under penalty of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or
                        (b) I intend to mail or deliver an application in the near future) and (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS. You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number
                        on Substitute Form W-9.)
                       --------------------------------------------------------

                                                                PART 3:--
                        SIGNATURE ______________  DATE ___      Awaiting
                                                                TIN  [_]

                        Name _________________________________
                                    (PLEASE PRINT)
                        Address ______________________________
                                  (INCLUDE ZIP CODE)